UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2010

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52228	33-0344842
(Commission File Number)	(IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of Principal Executive Offices, Including Zip Code)

(858) 210-3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2010, Sorrento Therapeutics, Inc. (“Sorrento”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with multiple accredited investors identified on the signature pages thereto pursuant to which, on December 22, 2010, Sorrento sold an aggregate of 25,714,286 shares of common stock in consideration for an aggregate investment of $3.6 million (the “Financing”). Pursuant to the Stock Purchase Agreement, Sorrento is permitted to sell up to an additional 24,285,714 shares of common stock under the agreement to one or more accredited investors on or before January 14, 2011. The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The shares sold to the investors in the Financing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving a public offering. None of these shares may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02.	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. The Stock Purchase Agreement contains representations to support the Company’s reasonable belief that the investors in the Financing had access to information concerning the Company’s operations and financial condition, the investors acquired the securities for their own accounts and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investors are sophisticated within the meaning of Section 4(2) of the Securities Act and “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the investors; the Company obtained representations from the investors regarding their investment intent, experience and sophistication; and the investors either received or had access to adequate information about the Company in order to make an informed investment decision.

At the time of their issuance, the shares were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Stock Purchase Agreement dated December 21, 2010 by and between the Company and the investors whose names appear on the signature pages thereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.
Date: December 22, 2010

	By:	/S/ ANTONIUS SCHUH, PH.D.
	Name:	Antonius Schuh, Ph.D.
	Title:	Chief Executive Officer